SUPPLEMENT

DATED DECEMBER 20, 2013 TO

THE HARTFORD CAPITAL APPRECIATION II FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

PROSPECTUS DATED MARCH 1, 2013, AS LAST SUPPLEMENTED AUGUST 30, 2013

REORGANIZATION OF THE HARTFORD GLOBAL GROWTH FUND

WITH AND INTO THE HARTFORD CAPITAL APPRECIATION II FUND

At a meeting held on December 13, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved an Agreement and Plan of Reorganization that provides for the reorganization of The Hartford Global Growth Fund (the “Global Growth Fund”), a series of the Company, into The Hartford Capital Appreciation II Fund (the “Capital Appreciation II Fund”), a separate series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval.  The Reorganization is expected to occur on or about April 7, 2014 (the “Closing Date”).

The Reorganization contemplates: (1) the transfer of all of the assets of the Global Growth Fund to the Capital Appreciation II Fund in exchange for shares of the Capital Appreciation II Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Global Growth Fund on the valuation date for the Reorganization; (2) the assumption by the Capital Appreciation II Fund of all of the liabilities of the Global Growth Fund; and (3) the distribution of shares of the Capital Appreciation II Fund to the shareholders of the Global Growth Fund in complete liquidation of the Global Growth Fund. Each shareholder of the Global Growth Fund will receive shares of the Capital Appreciation II Fund of the same class, and in equal value to, the shares of the Global Growth Fund held by that shareholder as of the Closing Date.

The Board approved a reduction in the contractual management fee schedule of the Capital Appreciation II Fund, which will become effective on February 28, 2014. As of February 28, 2014, the management fee rates set forth in the Capital Appreciation II Fund’s investment advisory agreement will be 0.8500% of the first $500 million, 0.7500% of the next $500 million, 0.7000% of the next $4 billion, 0.6800% of the next $5 billion and 0.6750% in excess of $10 billion annually of the Fund’s average daily net assets.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

HV-7185	December 2013